UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported):  February 12,  2015

LAKE SHORE BANCORP, inc.

(Exact name of registrant as specified in its charter)

United States	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment on Form 8-K/A (the “Amendment”) amends the Current Report for Lake Shore Bancorp, Inc. on Form 8-K, as initially filed with the Securities and Exchange Commission on February 12, 2015 (the “Original 8-K”).  The purpose of this Amendment is to correct a typographical error included in the Original 8-K of the amount of the per share dividends reported in Lake Shore Bancorp, Inc.’s Fact Sheet included as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

Representatives of Lake Shore Bancorp, Inc. will be attending the Sterne Agee Financial Institutions Investor Conference on Thursday and Friday, February 12 and 13, 2015.

A copy of a “Fact Sheet” to be distributed at the conference is attached as Exhibit 99.1 and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01Financial Statements and Exhibits.

(d)   Exhibits

99.1  Lake Shore Bancorp, Inc.’s Fact Sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, inc.
By:	/s/ Rachel A. Foley
Name:	Rachel A. Foley
Title:	Chief Financial Officer

Date: February 12,  2015